Exhibit 99.2

Eos Energy Storage Investor Presentation September 2020

Disclaimer

This presentation does not purport to contain all of the information that may be required to evaluate a possible voting or investment decision with respect to B. Riley Principal Merger Corp. II ("BRPM II"). The recipient agrees and acknowledges that this presentation is not intended to form the basis of any voting or investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by BRPM II or Eos Energy Storage LLC ("Eos") or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction between BRPM II and Eos (the "Transaction"), and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. BRPM II and Eos disclaim any duty to update the information contained in this presentation.

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1996. BRPM II's and Eos's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intend", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, BRPM II's and Eos's expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the inability of BRPM II to complete the Transaction; (2) complete their respective due diligence; (3) the outcome of any legal proceedings that may be instituted against BRPM II or Eos following announcement of the Transaction; (4) the risk that the announcement or consummation of the Transaction disrupts current plans and operations; (5) the inability to recognize the anticipated benefits of the Transaction; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; and (8) other risks and uncertainties indicated from time to time in BRPM II's filings with the SEC. BRPM II cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither BRPM II nor Eos undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Eos competes and other industry data. We obtained this information and statistics from third party sources, including reports by market research firms and company Filings.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but BRPM II and Eos will assert, the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

No Offer or Solicitation

This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Use of Projections

This presentation also contains certain financial forecasts of Eos. Neither BRPM II's nor Eos's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above -mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Eos's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Use of Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures, including Adjusted EBITDA. BRPM II and Eos believe that these non-GAAP measures are useful to investors for two principal reasons: 1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and 2) these measures are used by Eos's management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of Eos and the combined company to its competition. BRPM II and Eos believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP measures differently, and therefore such measures may not be directly comparable to similarly titled measures of other companies. This presentation includes financial forecasts, including, but not limited to, with respect to Eos's Adjusted EBITDA. A reconciliation of these forward-looking non GAAP financial measures to the most directly comparable GAAP financial measures is not provided in this presentation because neither BRPM II nor Eos is able to provide such reconciliation without unreasonable effort.

Eos. Positively ingenious.

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Transaction Overview & Investment Highlights

Eos Energy Storage System 4 • Optimized for the 4+ hour storage market • 21 patents and over 600 claims; Eos owns the largest battery testing facility in the US • Zinc electrolyte - based chemistry; No rare earth minerals required • Fully recyclable, no n - flammable , and non - toxic • Made in the USA Energy storage serves as a central catalyst for modernizing and creating a more reliable and resilient, efficient, sustainable, and affordable grid. Eos is powering the clean energy renaissance with a revolutionary energy storage solution

Management team



Joe Mastrangelo
CEO

- 25+ years at GE with 12+ years' CEO experience leading GE's energy businesses (Gas Power Systems, Power Conversion)
- Spent 10 years with GE Oil & Gas in leadership roles in finance, quality, and commercial operations, culminating in being named a GE Corporate Officer in 2008.



Mack Treece
Chief Strategic Alliances Officer

- Former Chief Executive Officer of Viridity Energy
- Also served as CFO at Viridity
- Previously CEO and co-founder of ConnectFN



Sagar C. Kurada
CFO

- Experienced financial leader with 20 years of experience in financial management and corporate strategy.
- Held senior-level positions in GE, FCM and HighTower Advisors as CFO



Balki Iyer
Chief Commercial Officer

- Leadership experience in energy industry with companies like GE, Enel, Schlumberger
- Led commercial activities globally & successfully ran 3 startups to strong exits



Nathan McCormick
SVP, Operations

- 20+ years experience at GE and the U.S. Army in Supply Chain and Operations
- Led large scale Factories, Sales and Operating Planning, and Sourcing in GE Gas Power Systems



Daniel Friberg
SVP, Technology

- 25+ years experience as engineering manager at ABB, Parker-Hannifin and others
- Has aided in the deployment of over 200 MW of energy storage systems worldwide



Francis Richey
Director, R&D

- Post-doctoral battery research at Stanford University
- Served as an R&D consultant for Physical Optics Corporation

KEY BOARD MEMBERS AND ADVISORS



Russ Stidolph
Chairman of BoD

- Chairman of the Board of Directors of Viridity, Senior Vice President, CFO and director of Tres Amigas, CFO and Vice Chairman of Hawkeye Renewables, founder of AltEnergy



Kevin Walsh
Sr. Commercial Advisor

- Former head of Power and Renewable Energy at GE Energy Financial Services
- Board Member at SEIA, ACORE, Green Bank



Jim Hughes
Director

- ~20 years energy experience and former CEO of First Solar with >13 GW installed



Jeff Bornstein
Advisor

- Former Vice Chairman and CFO of GE (2013-17)
- 28+ years in energy, aerospace, and others

Select Investors

- nrg
- FB Fisher Brothers
- quinbrook infrastructure PARTNERS
- PRISMA ENERGY
- AltEnergy, LLC
- Ospraie Management, LLC
- HOLTEC INTERNATIONAL
- ACE & Company
- RESERVOIR Capital Group
- generation capital

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Transaction Overview

Transaction Overview

- B. Riley Principal Merger Corp. II (NYSE:BMRG, "BRPM II") has entered into a definitive agreement to combine with Eos Energy Storage LLC ("Eos")
- The combined company is expected to be capitalized with $202m of new equity which will be used to support the build-out of incremental manufacturing capacity and accelerate the global sales pipeline[1]
- Deal capitalization includes a $40m equity commitment by B. Riley Financial

Shareholders & Management

- Current management will continue to lead business operations
- Pro forma Eos ownership[1]:
  - ~53% by existing investors
  - ~9% by the PIPE investors
  - ~6% by B. Riley Financial
  - ~Remainder by the BRPM II public stockholders(1)
- Existing Eos investors are rolling forward 100% of their equity in Eos into the combined company
- The Board will be comprised of 7 members including: Chairman Russ Stidolph, CEO Joe Mastrangelo and B. Riley Financial CIO Daniel Shribman

Sources ($m)	BRPM Cash Held in Trust[1]	177
	Existing Eos Shareholders Roll	300
	PIPE	40
	Total Sources	**517**
Uses ($m)	Shares to Existing Eos Shareholders	300
	Estimated Fees and Expenses	15
	Cash to Facilitate Growth	202
	Total Uses	**517**

Growth Profile

- Estimated $1bn+ in revenue and between $150m and $300m of Adjusted EBITDA by 2024[2]
- Potential for meaningful gross margin expansion through streamlined production and further investment in manufacturing, research and development
- 1.5 GWh committed near term pipeline, providing 56% coverage for the next two year sales targets
- Anticipate establishing three wholly-owned manufacturing facilities capable of producing 7+ GWh of annual energy storage capacity by 2024

Approvals & Timing

- Seeking to close business combination with first day of new Eos trading late October, subject to BRPM II stockholder approval and satisfaction of other closing conditions

(1) Based on fully diluted shares outstanding at $10.00 share price. Excludes 9.08MM warrants outstanding, with a strike price of $11.50 per share. Excludes 3.75MM earn-out shares. Assumes no redemption of BRPM II public shares.
(2) Based on management's estimates

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Investment Highlights

Global Energy Storage Market is at its Inflection Point	▪ Energy storage market expected to grow at a ~20% CAGR through 2040 ▪ Energy storage market to reach 350 GWhs by 2025[1], representing a ~$42bn annual opportunity ▪ 2,850 GWhs / ~$340bn annual market by 2040 ▪ Critical need for domestic battery production for energy security ▪ Meaningful regulatory tailwinds
Superior Technology to Lithium-ion Incumbent	▪ Eos's aqueous zinc chemistry is ~30% cheaper from a levelized cost of storage perspective and possesses significant benefits from scaling production ▪ Fully recyclable, not flammable and not toxic ▪ Made in America (current lithium capacity coming predominantly from China / APAC)
Scalable Manufacturing and Robust Pipeline	▪ Modular and patent protected manufacturing process allows for higher volume of production per unit of capital ▪ GWh factory deployable anywhere in the world <12 months for less than ~$30m (fraction of the cost of lithium-ion) ▪ Actively pursuing robust 14.5 GWh orders & pipeline ▪ Existing and potential customers include renewable energy developers, utilities, residential and commercial real estate owners and corporations
Revenue and Cashflow Potential	▪ Estimated 2022 and 2023 revenue of ~$270m and ~$735m respectively; 2024 revenue of $1bn+[2] ▪ Estimated EBITDA positive by 2022; Estimted 2023 and 2024 Adjusted EBITDA reaching ~$60m and between $150m and $300m[2], respectively
Premier Management and Investors	▪ ~$160m invested to date – AltEnergy LLC, Holtec International, Reservoir Capital, Generation Capital, NRG, Quinbrook, Prisma Energy, Ace & Company and others ▪ Joe Mastrangelo (CEO) – Led multiple GE energy units for 12+ years focusing on gas power systems and power conversion

Sources: BNEF, Wood Mackenzie / GTM.
(1) Not including EV charging segment; assuming $120/kWh in line with BNEF energy storage forecast for 2024
(2) Based on management's projections

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Company Overview

Eos clean energy storage 9 Founded in 2008 From the beginning, Eos has been committed to designing and deploying a safe, scalable, sustainable, and efficient system. We will not rest until the world has sustainable and affordable energy on demand. Our quest Our ethos Our drive We believe in the power of great chemistry – in our products and our team. We invent, iterate & deliver the best solutions for the future of energy, today. x Original technology patented in 2008 x Fully tested and proven x Pilot systems delivered and operational x Commercialization of design and strategy x Brand recognition x Committed to continuous improvement and innovation Powering the clean energy renaissance with a positively ingenious energy storage solution

10 Eos Value Proposition Simple Sustainable • 5 Core commodities in a simple configuration Scalable • 7 - Easy steps of manufacturing • 12 months or less set up time • Readily available commodities used in other industries • No supply chain constraints Smart • Modular product configuration • Easily integrated DC system Safe • No risk of fire or thermal runaway • Wide operating range from - 20 O - 45 O C without HVAC Commercial • Asset sale • AC or DC integration • Financing / leasing • Extended warranty • After - market support • Easy to maintain Leveraging scalable, smart, safe technology for a best in class commercial battery solution • Fully recyclable • No rare earths or conflict materials • Batteries can be refurbished, repackaged and resold Our technology is a next generation storage solution helping to advance a low carbon, more resilient and sustainable energy f utu re.

Technology Roadmap

Significant milestones achieved since inception

2017 – Gen. 1.0 commercial prototype





Gen 1.0 performance	
Power	.5 kW
Energy	2.1 kWh
RTE	65-70%

2018 – Gen. 2.0 beta system released



- Robust mechanical design
- BMS software & firmware
- Field operations
- Product certifications

Gen 2.0 performance	
Power	100 kW
Energy	300 kWh
RTE	70-75%

2019 – Operating Gen. 2.0 projects

SB Energy, PSEG, UCSD, Duke Energy, Statkraft, Bryt Energy, Shell, Black & Veatch

- Executed on 3 continents
- Operated from -10C to 50C without HVAC
- DC coupled solar to C&I installations

Gen 2.0 performance	
Power	100 kW
Energy	300 kWh
RTE	70-75%

2020 – Gen. 2.3 program launch



- Containerization
- Plastics welding
- Material reduction
- Improved manufacturing yields
- Fully recyclable

Gen 2.3 performance	
Power	150 kW
Energy	600 kWh
RTE	75-80%

2021+ – Gen. 3.0 program launch



- Reduce footprint
- Low cost of material
- Lower installation costs

Gen 3.0 performance	
Power	175 kW
Energy	700 kWh
RTE	80%+

We are committed to continuous improvement and innovation.

Note: Performance of Gen 2.0 Beta has been validated by a third-party commissioned expert technical report.

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Simple, Efficient, Modular & Scalable Manufacturing

Company plans to have 7+ GWh of production capacity by 2024



Heat & Treat Titanium
Welded Collectors
Glue Graphite Felt
Welding Infra-red Frame
Mix Electrolyte
Fill Batteries
Containerize + BMS

- *<$30m Capex required to build one GWh facility*
- *180 days to roll out a new production line*

Eos' highly scalable manufacturing platform can be localized anywhere in the world in <12 months for less than ~$30m.

Note: Holtec, a leading nuclear & power equipment maker is a strategic investor in Eos, and its JV partner in Pittsburgh; Eos maintains optionality on wholly-owned manufacturing facility going forward

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Lower Customer Risk, Increased ROI, Added Safety Depth of Discharge $52/kWh CapEx Savings Eos: Designed for 100% utilization, no additional upsizing required Li - ion: 80% DoD requires 20% more batteries to deliver the same kWh Ride Through Grid Outages ☐ Availability Eos: Continue charging even when AC grid is down Li - ion: Cannot operate without grid power (due to aux. load) Wide Operating Temperature Range $17/kWh CapEx Savings Eos: Flat performance curve from - 20 to 45⁰C; no need for HVAC Li - ion: Restricted to 25⁰C “ 5⁰C; requires HVAC and fire suppression Low Maintenance $1/kWh/ yr Opex Savings Eos: Simple fans, no fire suppression, recovers from 90⁰C+ abuse cycles Li - ion: HVAC and fire suppression, requires maintenance CapEx Minimal Auxiliary load $2/kWh/ yr Opex Savings Eos: Fans represent 1.5% of delivered energy Li - ion: HVAC represents 8% of delivered energy No Supply Chain Constraints <6 month lead time Eos: Widely available commodities and off - the - shelf components Li - ion: Limited supply of Lithium and Cobalt, competing demand from portables and EVs Flat Degradation Curve $3/kWh/ yr Opex Savings Eos: 1.8% / year loss of energy; 20+ year life Li - ion: 2.5% / year loss of energy; 12 year life Fully Recyclable $4/kWh NPV Savings Eos: All components are recyclable, salvage value of 30% of cost Li - ion: non - recyclable components, $8/kWh disposable cost Improved performance resulting in ~30% reduction in levelized cost of storage ________________________ (1) RTE (round trip efficiency) is defined as the amount of energy retained in the storage system from the original DC input and supplied thereafter to a DC / AC system during discharge Flexible Charge / Discharge Duration Eos: Can charge and discharge at different rates depending on changing use cases Li - ion: Charge and Discharge rates are fixed at the start, and can degrade life if not used as rated ☐ Revenue ☐ Risk 13

Superior Technology Delivers Competitive Advantages Over Li-ion

Safer, environmentally friendly and cheaper energy storage solution

eos	VS	Lithium-ion battery technology Li^+
✓ Low cost aqueous zinc ✓ Unrestricted depth of discharge ✓ Flexible modular configurations, AC or DC coupled, outdoor or indoor ✓ Plug & play design with battery management system	SCALABLE	• Higher Maintenance & Capex costs due to HVAC and fire suppression • Restricted depth of discharge at ~20%-80% • Better suited for EV markets • Solar shifting use accelerates degradation
✓ No rare earth material ✓ Fully recyclable ✓ No fire risk / thermal runaway ✓ Operating in extreme heat / cold	EARTH-FRIENDLY	• Flammable and toxic • Multiple recorded fire and/or explosion incidents • Extremely narrow temperature operating range • HVAC / fire suppression required • Unsafe to dispose
✓ 15 – 30yr. battery life ✓ Logged 10,000 operating hours in the field ✓ No sudden death	BUILT TO LAST	• Higher degradation at full discharge, reducing lifetime • R&D focused mostly on the EV segment, optimizing battery performance for shorter duration discharge
✓ Made in America (Pittsburgh, PA) ✓ No clean rooms needed ✓ Highly capital efficient and modular manufacturing ✓ Manufacturing platform deployable in <12 months anywhere in the world for less than $30m (GWh/yr.)	MADE IN USA	• Predominantly manufactured in China, Korea & Japan • Supply-chain bottlenecks • Higher upsizing system costs / Costly quality control • Significant scale required to deliver favorable unit economics

Eos. Positively ingenious.

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Eos Technology Uses & Applications

Storage solution optimized for the critical 4+ hour global storage market; ideal for renewable plus storage and grid congestion applications

Market Segments	Application	Value	Pipeline Clients
Renewables	▪ Co-location of battery storage with renewable generation assets	▪ Shift renewable power to when the grid needs it most ▪ Avoid curtailment and enable higher utilization of clean power assets	ReNew Power, Primergy, 8minute Solar Energy
Utility	▪ T&D deferral and Grid Resilience ▪ Shaving peak loads and replace aging peaker generation assets	▪ Ability to defer/mitigate infrastructure upgrade costs and minimize outages ▪ Provides easy to deploy generation capacity to load centers where it is needed most ▪ Store inexpensive electricity for use during peak hours	PSEG, Duke Energy, conEdison, International Electric Power, Carson Cogeneration Company, LP
Commercial & Industrial	▪ Behind the meter energy management solutions at large commercial or industrial sites ▪ Microgrid resiliency and peak shifting	▪ Shift peak demand needs to reduce electricity costs ▪ Microgrid resiliency/backup power ▪ Security	FB, Shell, Motor Oil

Eos technology enables its customers to advance their own sustainability, resiliency and low-carbon goals

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Addressable Market

US Energy Ecosystem at Inflection Point

Energy storage to provide essential infrastructure for renewable energy proliferation and grid congestion management

Projected increased penetration of renewable energy from 18% in 2019 to 36% by 2030; Solar energy is estimated to contribute 20% of total electricity supply

Work with DOE and local authorities to facilitate job creation and US energy independence



Renewable Energy
Battery technology to play a pivotal role in renewable energy development and reduce volatility of energy prices
27% increase in electricity demand by 2030
1,250 GW of additional capacity from renewables by 2024 that cannot be delivered at peak demand hours without energy storage
Made in America
Domestic manufacturing to facilitate significant job creation and position the US at the frontier of the clean energy revolution
Patented domestic technology to overtake China and South Korea manufactured Li-Ion batteries
No rare earth materials used in production, further increasing energy independence
US to lead global transition to renewable energy
EOS
Accelerated growth towards sustainable energy future
Grid security due to US-based manufacturing
$3.5 Tn T&D spend required by 2030
Storage can increase utilization of existing assets & relieve congestion during peak hours
Energy storage to mitigate the need for infrastructure investment necessary to maintain grid integrity and security due to rising energy demand
Grid Congestion

$200bn+ total storage spend by 2030

Every 1% market share in 2030 = $850m in revenue

Source: BNEF; International Renewable Energy Agency; Solar Energy Industries Association

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Large and Growing Global Market 18 Global energy storage market estimated to grow to 1,095 GW and 2,850 GWh by 2040 attracting $660 billion of investment – U.S. re presents 15%+ of global market ________________________ Source: BNEF. (1) Investment decline between 2024 and 2026 due to difference in BNEF near - term and long - term projection methodologies. Includes on ly the equipment and installations costs for battery systems. Does not cover revenue to be generated on an individual project basis or investment in battery manufacturing capacity. 17 29 52 82 126 191 269 350 409 492 596 711 850 992 1,163 1,357 1,565 1,755 1,978 2,217 2,414 2,616 2,850 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 Other South Korea Japan United Kingdom Australia France Southeast Asia Latin America Germany India United States China 20%+ CAGR Over 20 Years Projected Cumulative Energy Storage Capacity by Region (GWh) Projected Annual Investment in Energy Storage (1) ($bn) 4 5 9 10 14 19 20 20 14 19 23 25 30 30 36 41 44 42 47 52 50 52 59 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 RoW AMER EMEA APAC

Segment Level Growth 19 Eos is well positioned to take advantage of the fastest growing energy storage market segments ________________________ Source: BNEF Energy Storage Market Segment 2020 2024 CAGR Renewable Load Shifting (MWh) 8,180 34,159 Ÿ 43% Locational Capacity (MWh) 9,265 28,787 Ÿ 33% Industrial Optimization (MWh) 2,876 8,473 Ÿ 31% Indoor Urban (MWh) 2,353 6,932 Ÿ 31% 1 2 3 4

Pipeline and Growth Strategy

Eos Growth Gameboard 21 Behind the Meter: Industrial Optimization • ~8 - 10 MWh • $1m – 4m 6 to 12 Months • End user/channel partner relationship • Economics driven • Not RFP driven • 1,740 MWh Behind the Meter: Indoor Urban 6 to 12 Months • ~4 - 5 MWh • $1m – 2m • Safety and limited risk paramount • 730 MWh • ~100 - 150 MWh • $10m – 40m 12 to 24 months Front of the Meter: Renewable Load - Shifting • Develop strategic relationship • Detailed deal economics • RFP/Direct Negotiation • 7,830 MWh Front of the Meter: Locational Capacity 18 to 24 months • ~150 - 200 MWh • $10m – 50m • Develop strategic relationship • Detailed deal economics • RFP/Direct Negotiation • 4,200 MWh Sales Cycle Avg Project Size / $ Value Illustrative Partner Process Current Pipeline Opportunity 1 Existing and Potential Customers ________________________. (1) Based on management’s estimates.

2021 37% 2022 52% 2023 5% 2020 6% 14.5 GWh Actively Managed Orders & Pipeline 22 130+ potential clients engaged addressing short - term and medium - term priorities Addressable Market FTM Renewable Integration 53% FTM Location Capacity 35% BTM Industrial Optimization 11% BTM Indoor Urban 1% USA 78% India 7% Europe 6% Other 9% Geographic Distribution 500 - 750 MWh 23.3% 750 - 1000 MWh 11.4% >1 GWh 11.4% 100 - 200 MWh 7.8% 300 - 400 MWh 2.2% 400 - 500 MWh 5.4% 10 - 50 MW … Other 3.7% Orders / LOI 10% Technical Exchange 27% Non - Binding Quote 42% Firm Quote 21% Delivery Date Project Sizing Pipeline Stages 3 2 1 4 5 Present Focus • US centric focus on capture evolving secular trends • Addressed Direct channel (FTM), large projects focused on longer delivery horizon • Successfully delivered 1.5GWh signed LOIs 2021+ • Extend FTM relationships to deliver “follow - on” orders • Focused on building BTM urban storage strategy • Expand global presence ________________________ Note: Pipeline data as of August 2020.

Sales execution 23 2021 2022 Sales volume (Shipments in MWh) 60% 40% 39% 61% Pipeline coverage of orders to go 11X Aligning manufacturing & Maintaining Shipments in Line with Orders Eos’s operational and manufacturing team is working closely with sales personnel to accommodate customer orders and maintain timely shipment and delivery schedule 34X Signed orders / LOIs Orders being pursued Eos’s booked orders and LOIs of 1,500 MWh providing 56% coverage of next two years sale targets (Sales in MWh) ~1 GWh Locational capacity ~500 MWh Solar integration

Financial Overview

Projected Income Statement

$m	2020	2021	2022	2023	2024 Base	2024 Growth
Sales Volume (MWh)	**13**	**260**	**1,511**	**4,620**	**6,786**	**11,654**
% growth		*-*	*481.9%*	*205.7%*	*46.9%*	*152.2%*
Total revenue	**2.5**	**50.3**	**268.6**	**735.5**	**994.9**	**1,700.4**
% growth	-	-	*434.2%*	*173.8%*	*35.3%*	*131.2%*
% market share	*0.1%*	*0.9%*	*3.5%*	*7.1%*	*8.7%*	*14.9%*
Total COGS	7.2	63.4	240.9	603.0	745.9	1,279.8
Gross profit	**(4.7)**	**(13.1)**	**27.7**	**132.4**	**249.0**	**425.1**
% gross margin	*NM*	*NM*	*10.3%*	*18.0%*	*25.0%*	*25.0%*
R&D	3.3	10.9	14.9	30.0	42.0	42.0
Other opex	5.3	9.9	18.8	58.2	72.8	100.6
Total opex	**8.6**	**20.8**	**33.7**	**88.3**	**114.8**	**142.6**
Income from JV	(0.8)	2.0	13.0	14.8	15.0	15.1
Adjusted EBITDA	**(14.1)**	**(32.0)**	**7.0**	**58.8**	**149.2**	**297.6**
% margin	*NM*	*NM*	*2.6%*	*8.0%*	*15.0%*	*17.5%*
Maintenance CapEx	0.1	0.5	1.5	3.5	4.1	6.5
% of revenue	*4.0%*	*1.0%*	*0.6%*	*0.5%*	*0.4%*	*0.4%*
Growth CapEx	5.1	9.9	71.2	31.0	4.0	16.0
% of revenue	*205%*	*20%*	*27%*	*4%*	*0.4%*	*0.9%*

Note: leasing options for battery systems under review

Revenue

- Current asset pricing assumes a 10% annual price reduction, in line with BNEF forecast
- 88% of revenues represent sales of Eos Systems
- Ongoing revenue from current asset sales expected to grow as Eos footprint and installed base in market increases

Gross Margin rate

- Profitable in 1Q'22 with less than 3% market share captured
- Volume leverage, Technology roadmap and In-sourcing drive ongoing-productivity
- DC unit costs assumed to reach ~$100/kWh by 2023+

Capital Expenditure

- $97m invested in 3 manufacturing plants by 2024 / 7GWh annual production capacity
- Low investment risk given short investment lead time of <1year
- CAPEX Plan includes additional $34m to support all cost out actions and manufacturing productivity

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Applications Generate Multiple Revenue Streams 26 Financing Ongoing Revenue Streams Maintenance Behind the Meter Applications Front of the Meter Applications Sales One - time Revenue Streams Long - term Service Contracts Battery Management System Performance Monitoring Installation & Commission Containerized Power House Energy Block Indoor Urban Modular racks for indoor storage No HVAC or fire suppression systems required Fully customizable Simple to install, operate and maintain

Business Combination Update

Base case scenario 2024 revenue multiple 2.0x 2.5x 3.0x 3.5x 4.0x Implied market cap $1,990 $2,487 $2,984 $3,482 $3,979 Implied 2024 Adjusted EBITDA multiple 13.3x 16.7x 20.0x 23.3x 26.7x Potential upside (base case) 1 3.8x 4.8x 5.7x 6.6x 7.5x Growth case scenario 2024 revenue multiple 2.0x 2.5x 3.0x 3.5x 4.0x Implied market cap $3,401 $4,251 $5,101 $5,951 $6,802 Implied 2024 Adjusted EBITDA multiple 11.4x 14.3x 17.1x 20.0x 22.9x Potential upside (growth case) 1 6.6x 8.1x 9.7x 11.3x 12.8x ________________________ Note: Forward multiples are taken from public comparables and presumed growth forecast. Comparables include Contemporary Amperex Technology (SZSE:300750), Solar Edge Technologies ( NasdaqGS : SEDG) and Enphase Energy ( NasdaqGM : ENPH) (1) Assumes dilution incurred by PIPE investors due to the vesting of warrants, performance stock - based compensation to target equit y holders and SPAC sponsors Outsized revenue growth driven by development capital and expansion of production facilities to drive equity value creation Significant upside potential without incremental equity capital injection Illustrative Valuation Base case Growth case $m 2021 Revenue 2022 Revenue 2023 Revenue 2024 Revenue 2024 Revenue $50 $269 $735 $995 $1,700 Market cap @10pps $550 $550 $550 $550 $550 Revenue multiple 10.9x 2.0x 0.7x 0.6x 0.3x 28

Transaction Overview ________________________ (1) Based on fully diluted shares outstanding at $10.00 share price. Excludes 9.08MM warrants outstanding, with a strike price of $1 1.50 per share. Assumes no redemption of BRPM II public shares. Earn out shares are issued when the share price equals or exceeds the specified threshold for any 20 trading days within any 30 - day trading period after closing. At $12.00 per share, 0.9MM shares will be issued to the sponsor. At $16.00 per share, 2.0MM shares will be issued to existing Eos shareholders and 0.9MM shares will be issued to the sponsor. (2) Assuming no redemptions ▪ $177m BRPM II cash held in trust 2 and $40m PIPE will be used to support the build out of incremental manufacturing capacity and accelerate the global sales pipeline ▪ Existing Eos shareholders will roll 100% of their existing equity into the combined company ▪ Filing of preliminary proxy statement expected in early September ▪ Closing of business combination targeted for late October Existing Eos Shareholders 53% Pipe investors 9% Public shareholders 32% Sponsor 6% 1 Transaction Highlights Post - Transaction Ownership (1) Transaction Highlights Post - Transaction Multiples Shares outstanding 54.8 Price per share $10.0 Market cap 548 Transaction Multiples Market cap / 2021E Revenue ($50m) 10.9x Market cap / 2022E Revenue ($267m) 2.0x Market cap / 2023E Revenue ($736m) 0.7x 29 Sources ($m) BRPM Cash Held in Trust 177 Existing Eos Shareholders Roll 300 PIPE 40 Total Sources 517 Uses ($m) Shares to Existing Eos Shareholders 300 Estimated Fees and Expenses 15 Cash to Facilitate Growth 202 Total Uses 517 2

49 70 90 208 173 190 322 423 652 612 265 584 1,027 1,508 1,516 2016 2017 2018 2019 Q2 2020 LTM Adjusted EBITDA Revenue Total Assets May-14 May-15 May-16 May-17 May-18 May-19 May-20 Track Record of Value Creation – B. Riley Financial ( Nasdaq:RILY ) ________________________ Source: Company filings and CapitalIQ as of 8/31/20 (1) Net of securities loaned (2) Indexed since B. Riley merger with Great American Group 05/20/14 Overview RILY Operating Subsidiaries Financial Highlights ($m) RILY Indexed Stock Price Performance 2 ▪ B. Riley Financial, Inc. (Nasdaq: RILY) is a diversified holding company consisting of multiple operating subsidiaries in addition to on - balance sheet investments worth $900mm+ and focused on small cap companies ▪ RILY has a track record of creating shareholder value, including through a series of successful acquisitions ▪ B. Riley Principal Investments, a wholly - owned subsidiary of RILY that acquires, invests in, and operates businesses, sponsors B. Riley Principal Merger Corp. (NYSE: BMRG) ‒ BMRG IPO completed in June 2020 1 RILY: +450% S&P: +187% 30

Eos Energy Storage Investor Presentation September 2020